Exhibit 99.2

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each of the Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto and statements on Schedule 13D or Schedule 13G) with respect to the shares of Common Stock, par value $0.01 per share, of Pilgrim’s Pride Corporation, and that this agreement may be included as an exhibit to such joint filing. The undersigned acknowledge that each shall be responsible for the timely filing of any amendments, and for the completeness and accuracy of the information concerning the undersigned or contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of August 18, 2026.

Wesley Mendonça Batista

/s/ Wesley Mendonça Batista

Joesley Mendonça Batista

/s/ Joesley Mendonça Batista

J&F S.A.

By:	/s/ Aguinaldo Gomes Ramos Filho
	Name:	Aguinaldo Gomes Ramos Filho
	Title:	Officer

By:	/s/ Fernando Storchi
	Name:	Fernando Storchi
	Title:	Officer

J&F Investments Luxembourg S.à r.l.

By:	/s/ Aguinaldo Gomes Ramos Filho
	Name:	Aguinaldo Gomes Ramos Filho
	Title:	Category A Manager

By:	/s/ André Alcantara Ocampos
	Name:	André Alcantara Ocampos
	Title:	Category B Manager

JBS N.V.

By:	/s/ Guilherme Perboyre Cavalcanti
	Name:	Guilherme Perboyre Cavalcanti
	Title:	Global CFO and Investor Relations Officer

By:	/s/ Wesley Mendonça Batista Filho
	Name:	Wesley Mendonça Batista Filho
	Title:	Attorney-in-fact

JBS Participações Societárias S.A.

By:	/s/ Guilherme Perboyre Cavalcanti
	Name:	Guilherme Perboyre Cavalcanti
	Title:	Director

JBS S.A.

By:	/s/ Guilherme Perboyre Cavalcanti
	Name:	Guilherme Perboyre Cavalcanti
	Title:	Officer

By:	/s/ Wesley Mendonça Batista Filho
	Name:	Wesley Mendonça Batista Filho
	Title:	Officer

JBS Investments Luxembourg S.à r.l.

By:	/s/ Guilherme Perboyre Cavalcanti
	Name:	Guilherme Perboyre Cavalcanti
	Title:	Category A Manager

By:	/s/ Lucas Carracedo Menezes
	Name:	Lucas Carracedo Menezes
	Title:	Category B Manager

JBS Global Luxembourg S.à r.l.

By:	/s/ Guilherme Perboyre Cavalcanti
	Name:	Guilherme Perboyre Cavalcanti
	Title:	Category A Manager

By:	/s/ Lucas Carracedo Menezes
	Name:	Lucas Carracedo Menezes
	Title:	Category B Manager

JBS Global Meat Holdings Pty. Ltd.

By:	/s/ Lucas Ebram Vilhena de Moraes
	Name:	Lucas Ebram Vilhena de Moraes
	Title:	Director

By:	/s/ Guilherme Perboyre Cavalcanti
	Name:	Guilherme Perboyre Cavalcanti
	Title:	Director

JBS USA Holding Lux S.à r.l.

By:	/s/ Guilherme Perboyre Cavalcanti
	Name:	Guilherme Perboyre Cavalcanti
	Title:	Category A Manager

By:	/s/ Lucas Carracedo Menezes
	Name:	Lucas Carracedo Menezes
	Title:	Category B Manager

JBS USA Foods Group Holdings, Inc.

By:	/s/ Wesley Mendonça Batista Filho
	Name:	Wesley Mendonça Batista Filho
	Title:	Chief Executive Officer

JBS USA Food Company Holdings

By:	/s/ Wesley Mendonça Batista Filho
	Name:	Wesley Mendonça Batista Filho
	Title:	Chief Executive Officer

JBS Wisconsin Properties, LLC

By:	/s/ Wesley Mendonça Batista Filho
	Name:	Wesley Mendonça Batista Filho
	Title:	Chief Executive Officer

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